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Exhibit 10.76

SIXTH AMENDMENT TO THE
AMENDED AND RESTATED DEVELOPMENT AGREEMENT
BY AND AMONG
THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
OF THE CITY OF DETROIT AND
DETROIT ENTERTAINMENT, L.L.C.

        THIS SIXTH AMENDMENT (the "Sixth Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9, 1998, as amended by the First Amendment dated June 25, 1998, Second Amendment dated December, 1999, Third Amendment dated November 30, 2000, Fourth Amendment dated November 30, 2001 and Fifth Amendment dated March 29, 2002 by and among the City of Detroit (the "City"), The Economic Development Corporation of the City of Detroit ("EDC") and Detroit Entertainment, L.L.C., a Michigan limited liability company ("Developer") for the City of Detroit Waterfront Reclamation and Casino Development Project (the "Development Agreement") is made on this            day of April 2002 by and among the City, EDC and the Developer.

        WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement; and

        WHEREAS, it is the desire of the parties to enter into this Sixth Amendment to amend certain provisions of the Development Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

  1.
  All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

  2.
  Section 2.4(d) of the Development Agreement is hereby amended by deleting the reference to "April 30, 2002" in such section and substituting in its place "June 15, 2002."

  3.
  Except as amended by this Sixth Amendment, the Development Agreement is reaffirmed in all respects and shall remain in full force and effect.

  4.
  This Sixth Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following have been accomplished: (a) this Sixth Amendment has been executed by all parties hereto and (b) the City Council has duly approved the last of the following: (i) this Sixth Amendment; and (ii) a sixth amendment to the amended and restated development agreements of each of the Other Land-Based Casino Developers containing substantially the same terms and conditions as set forth in this Sixth Amendment.

  5.
  This Sixth Amendment may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

CITY OF DETROIT, a municipal corporation
By:	KWAME M. KILPATRICK
Its:	Mayor
THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT, a Michigan public body corporate
By:

Its:

By:

Its:

DETROIT ENTERTAINMENT, L.L.C. a Michigan limited liability company
By:	Circus Circus Michigan, Inc. a Michigan corporation, one of its members
	By:	RHONDA COHEN
	Its:	General Manager
By:	Atwater Casino Group, LLC, a Michigan limited liability company, one of its members
	By:	Atwater Management Corporation, a Delaware corporation, its manager
	By:	VIVIAN CARPENTER
	Its:	Vice President

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SIXTH AMENDMENT TO THE AMENDED AND RESTATED DEVELOPMENT AGREEMENT BY AND AMONG THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT AND DETROIT ENTERTAINMENT, L.L.C.